UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 31, 2005

MIDWEST BANC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE State or Other Jurisdiction of Incorporation or Organization	000-29598 Commission File No.	36-3252484 I.R.S. Employer Identification Number

501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)

(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Stock Purchase Agreement
Press Release
Presentation

Item 1.01. Entry into a Material Definitive Agreement

     On May 31, 2005, Midwest Banc Holdings, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Western Illinois Bancshares, Inc. (“WIB”), which sets forth the terms and conditions pursuant to which WIB will acquire (the “Purchase Transaction”) Midwest Bank of Western Illinois, Monmouth, Illinois (the “Bank”), currently a bank subsidiary of the Company. The anticipated shareholders, directors and officers of WIB include all of the current directors and the president of the Bank.

     The Purchase Agreement provides that in exchange for all of the issued and outstanding shares of the Bank, WIB will pay to the Company a purchase price of $30,000,000; provided, however, that the Bank will make a dividend distribution to the Company, on or before the Closing Date, in an amount equal to the amount, if any, that the tier 1 capital of the Bank immediately prior to the closing of the Purchase Transaction, as adjusted as provided in the Purchase Agreement for the change in the value of the Bank’s investment portfolio since March 31, 2005, exceeds $20,000,000.

     Consummation of the Purchase Transaction is subject to a number of customary conditions including the receipt of all required regulatory approvals. The Purchase Transaction is expected to be completed prior to the end of 2005.

     The Purchase Agreement contains certain termination rights for the Company and WIB. The Purchase Agreement further provides that upon termination of the Purchase Agreement under specified circumstances WIB may be required to pay to the Company a termination fee of either $1,000,000 or $1,500,000.

     The news release announcing the transaction is included as Exhibit 99.1 to this Current Report on Form 8-K and in incorporated herein by reference.

     The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 7.01. Regulation FD Disclosure

     On June 1, 2005, the Company will participate in the 10th Annual Howe Barnes Investments, Inc. Community Bank Conference in Chicago, Illinois. Attached as Exhibit 99.2 is a copy of the presentation for this conference.

     This presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the Company to realize elements of its strategic plans for 2005 and beyond; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes in the interest rate environment which reduce margins; (v) management’s assumptions regarding allowance for loan losses may not be borne out by subsequent events; and (vi) changes which may occur in the regulatory environment. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they related to the Company (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

     Note: the information in this report (including exhibit 99.2) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits. The following materials are filed (or furnished with respect to Exhibit 99.2) as exhibits to this Current Report on Form 8-K:

2.1	Stock Purchase Agreement, dated as of May 31, 2005, by and between Midwest Banc Holdings, Inc. and Western Illinois Bancshares, Inc.

99.1	Press Release dated May 31, 2005, announcing execution of the Purchase Agreement.

99.2	Presentation to Howe Barnes Investments, Inc. Community Bank Conference on June 1, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: May 31, 2005	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Senior Vice President and Chief Financial Officer